Loan Sale and Balance Sheet Restructuring Supplemental Materials September 10, 2025 Exhibit 99.2

Forward-Looking Statements & Non-GAAP Financial Measures These supplemental materials contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include statements concerning future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the sale of loans, including the risks that (a) the sale of loans may not be consummated within the anticipated time period, or at all, (b) conditions to the consummation of the sale of loans may not be satisfied, (c) the purchasers’ rights to force the Company to retain or repurchase one or more loans under certain circumstances, and (d) the limitations on remedies contained in the agreement may limit or entirely prevent the Company from specifically enforcing obligations of the purchasers under the agreement or recovering damages for any breach by the purchasers; (2) the effects that any termination of the sale agreement may have on the Company or its business, including the risks that (a) the Company’s stock price may decline significantly if the sale is not completed or (b) any chilling effect on alternative transactions or future loan sales; (3) the effects that the announcement or pendency of the sale of loans may have on the Company or the Bank and its operations, including the risk that as a result the Bank’s business, operating results or the Company’s stock price may suffer; (4) the risk that the sale of loans may involve unexpected costs, liabilities or delays; (5) projected benefits and offsets resulting from the sale of loans and uses of proceeds may not reflect actual results or be realized at all; (6) other economic, business, competitive, legal, regulatory, and/or tax factors; and (7) other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. These supplemental materials contain financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per share and tangible common equity ratio are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.” 2

Loan Sale and Balance Sheet Restructuring 3 Overview of Balance Sheet Restructuring ▪ Entered into an agreement with Blackstone (NYSE: BX) to sell up to $869 million of performing single tenant lease financing loans – Gross coupon of 5.04% and WAM of 4.4 years ▪ Anticipated sale price of approximately 95% of book value (including transaction costs) ▪ Expected to move approximately $550 million of deposits off-balance sheet – Provides ability to generate noninterest income from positive spread on network deposits ▪ Remaining proceeds expected to be used to fund near-term loan growth opportunities with flexibility to further manage deposit balances Strategic Rationale and Benefits ▪ Strengthens regulatory capital ratios ▪ Improves the Company’s key profitability metrics – Accelerates us toward our near-term goal of 1.00% return on average assets – Significant improvement in net interest margin ▪ Meaningfully enhances interest rate risk management – Reduces exposure to longer duration assets – Moves interest rate sensitivity towards a more neutral position ▪ Accelerates optimization of interest-earning asset base – Enhances balance sheet flexibility – Stronger capital generation to support future growth

Capital

- Reduction in risk weighted assets offsets capital loss from transaction, leading to regulatory capital ratio growth
- Managing deposit balances expected to offset impact to tangible common equity ratio with opportunity to further reduce overall balance sheet

Common equity tier 1 ratio


+~110bps
8.90%
10.00%
2Q25
Pro Forma

Tier 1 capital ratio


+~110bps
8.90%
10.00%
2Q25
Pro Forma

Total capital ratio


+~184bps
12.16%
14.00%
2Q25
Pro Forma

Tangible common equity ratio[1]


+~7bps
6.35%
6.42%
2Q25
Pro Forma

Tangible book value per share[1]


- ~$3.84
$44.25
$40.41
2Q25
Pro Forma

1 See Reconciliation of Non-GAAP Financial Measures in the Appendix.

4

Loan Portfolio 5 Total Loans – $3.5B Pro FormaTotal Loans – $4.3B as of 6/30/2025 Variable/Fixed Loans Portfolio Yield CRE/Total Capital1 32% 39% 68% 61% 2Q25 Pro Forma Variable Fixed 6.07% 6.33% 2Q25 Pro Forma 352.1% 183.9% 2Q25 Pro Forma - ~168.2% $224.6 6% $846.1 24% $101.6 3%$476.3 14% $161.0 5% $383.5 11% $479.8 14% $375.6 11% $421.6 12% Commercial and Industrial Construction and Investor CRE Single Tenant Lease Financing Public Finance Healthcare Finance Small Business Lending Franchise Finance Residential Mortgage/HE/HELOCs Consumer $224.6 5% $846.1 19% $971.0 22% $476.3 11% $161.0 4% $383.5 9% $479.8 11% $375.6 9% $421.6 10% Commercial and Industrial Construction and Investor CRE Single Tenant Lease Financing Public Finance Healthcare Finance Small Business Lending Franchise Finance Residential Mortgage/HE/HELOCs Consumer +~26bps 1 Ratio shown at Bank-level

Projected Interest Rate Risk & Balance Sheet Management

- Accelerates optimization of the Company's interest-earning assets
  - Reduces exposure to longer-duration assets
  - Enhances balance sheet flexibility
  - Provides resilience in varying economic / interest rate environments
- Moves interest rate sensitivity towards a more neutral position significantly reducing risk in an up-rate environment
- Provides flexibility to deploy proceeds into near-term loan growth opportunities and / or manage deposit balances
- Estimated financial outlook following transaction:

	3Q25 Outlook	4Q25 Outlook
Net interest income (FTE)	~$34.0 million	~$34.0 million
Net interest margin (FTE)	2.20% - 2.25%	2.40% - 2.45%

Net Interest Income (Months 1-12) as of 6/30/2025[1]



Base
5.8%
0.0%
-8.0%
-100
Base
+100
Pro Forma
0.9%
0.0%
-3.4%
-100
Base
+100

Economic Value of Equity as of 6/30/2025[1]



Base
11.1%
0.0%
-13.7%
-100
Base
+100
Pro Forma
6.2%
0.0%
-9.4%
-100
Base
+100

1 Base and Pro Forma Net Interest Income and Economic Value of Equity models assume a static balance sheet as of June 30, 2025, with instantaneous parallel shifts in interest rates of -100 and +100 basis points, as complements to a base scenario utilizing implied forward interest rates.

FIRST INTERNET BANCORP

6

7 Appendix

Illustrative Pro Forma Balance Sheet

	As Reported June 30, 2025	Single Tenant Lease Financing Sale	Post-Sale Balance Sheet	Deposits Off-Balance Sheet	Pro Forma Balance Sheet
Assets					
Cash and due from banks	$ 9,261	$ -	$ 9,261	$ -	$ 9,261
Interest-bearing deposits	437,100	825,926	1,263,026	(550,000)	713,026
Securities available-for-sale	644,657	-	644,657	-	644,657
Securities held-to-maturity	271,737	-	271,737	-	271,737
Loans held-for-sale	126,533	-	126,533	-	126,533
Loans, net of allowance for credit losses	4,316,045	(869,396)	3,446,649	-	3,446,649
Goodwill	4,687	-	4,687	-	4,687
Other Assets	262,553	9,998	272,551	-	272,551
Total assets	$ 6,072,573	$ 835,924	$ 6,039,101	$ (550,000)	$ 5,489,101
Liabilities and Shareholders' Equity					
Total deposits	5,298,789	-	5,298,789	(550,000)	4,748,789
Other liabilities	383,545	-	383,545	-	383,545
Total liabilities	5,682,334	-	5,682,334	(550,000)	5,132,334
Total shareholders' equity	390,239	(33,472)	356,767	-	356,767
Total liabilities and shareholders' equity	$ 6,072,573	$ (33,472)	$ 6,039,101	$ (550,000)	$ 5,489,101
Shares Outstanding	8,713,094	-	8,713,094	-	8,713,094
Selected Balance Sheet Ratios					
Book value per share	$ 44.79	$ (3.84)	$ 40.95	$ -	$ 40.95
Tangible book value per share	$ 44.25	$ (3.84)	$ 40.41	$ -	$ 40.41
Loans / deposits	81.45%	-16.41%	65.05%	7.53%	72.58%
Total shareholders' equity / assets	6.43%	-0.52%	5.91%	0.59%	6.50%
Tangible common equity ratio	6.35%	-0.52%	5.83%	0.59%	6.42%
Tier 1 leverage ratio	6.69%	-0.53%	6.16%	0.63%	6.79%
CET1 ratio	8.90%	1.10%	10.00%	0.00%	10.00%
Tier 1 ratio	8.90%	1.10%	10.00%	0.00%	10.00%
Total risk-based capital ratio	12.16%	1.84%	14.00%	0.00%	14.00%

FIRST INTERNET BANCORP

8

Reconciliation of Non-GAAP Financial Measures 9 Dollars in thousands, except for per share data 2Q25 Total equity - GAAP $390,239 Adjustments: Goodwill (4,687) Tangible common equity $385,552 Pro forma adjustments: Pre-tax loss on sale (43,470) Tax benefit at 23% tax rate $9,998 Pro forma tangible common equity $352,080 Total assets - GAAP $6,072,573 Adjustments: Goodwill (4,687) Tangible assets 6,067,886 Pro forma adjustments: Book value of loans sold (869,396) Proceeds from loan sale 825,926 Deposits off balance sheet (550,000) Other assets 9,998 Pro forma tangible assets $5,484,414 Tangible common equity ratio 6.35% Effect of pro forma adjustments 0.07% Pro forma tangible common equity ratio 6.42%

Reconciliation of Non-GAAP Financial Measures 10 Dollars in thousands, except for per share data Total equity - GAAP $390,239 Adjustments: Goodwill (4,687) Tangible common equity $385,552 Pro forma adjustments: Pre-tax loss on sale (43,470) Tax benefit at 23% tax rate 9,998 Pro forma tangible common equity 352,080 Common shares outstanding 8,713,094 Book value per common share $44.79 Effect of goodwill (0.54) Tangible book value per share 44.25 Pro forma adjustments Effect of pre-tax loss on sale (4.99) Effect of tax benefit at 23% tax rate 1.15 Pro forma tangible book value per share $40.41